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                                                                 Exhibit 23.3

                              CONSENT


            I hereby consent to the use of my name as a proposed director in the CapStar Hotel Company's Registration Statement on Form S-1 to be filed on February 20, 1997.


                                                     /s/  Mahmood Khimji
                                                     -------------------
                                                     Mahmood Khimji


Dated: February 18, 1997.